UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 8, 2006

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 8, 2006, the Compensation Committee of the Board of Directors of Cutter & Buck Inc. (the “Company”) granted restricted common stock awards to certain executive officers of the Company pursuant to the Company’s 1997 Stock Incentive Plan (the “Plan”) in the following amounts:

Name	Number of Shares
Kaia Akre	7,572
Michael Gats	5,874
Jon Runkel	4,830
Julie Snow	5,430
Brian Thompson	5,693
Theresa Treat	4,571

Under each of these grants, the vesting of Sixteen and Sixty-six hundredths percent (16.66%) of the granted shares is subject only to the continued employment of the recipient by the Company, and Eighty-three and Thirty-Four hundredths percent (83.34%) of the granted shares are subject to certain performance-related vesting contingencies. Specifically, the vesting of Forty-one and Sixty-seven hundredths percent (41.67%) of the granted shares is conditioned upon the achievement by the grant recipient of certain pre-established individual performance objectives, which may include, for example, sales growth within the Company’s sales channels  during the Company’s fiscal year ending April 30, 2007. Similarly, the vesting of Sixteen and Sixty-seven hundredths percent (16.67%) of the granted shares is conditioned upon the achievement by the Company of at least Eighty percent (80%) of its pre-tax operating income target (the “Income Threshold”) during the fiscal year ending April 30, 2007, and the vesting of Twenty-five percent (25%) of the granted shares is conditioned upon the Company’s achievement of pre-tax operating income levels in excess of the Income Threshold, with each additional percentage point by which the Company surpasses the Income Threshold resulting in the vesting of an additional Six Hundred Twenty-five thousandths percent (.625%) of the total grant, up to a maximum of One Hundred Twenty percent (120%) of its pre-tax operating income target for the period.

Subject to the vesting contingencies described above, vesting under the grant is to generally occur in three installments on May 1, 2007, May 1, 2008 and May 1, 2009. Notwithstanding the foregoing: (i) vesting under these grants will immediately terminate, and any unvested shares will be forfeited, on the termination of the grant recipient’s employment with the Company; and (ii) all outstanding shares of restricted stock under the foregoing grants will generally vest immediately, and any restrictions applicable to such stock will immediately lapse, in the event of a change in control of the Company.

A copy of the form of  Notice of Restricted Stock Award and Restricted Stock Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K. The descriptions set forth in this report of the terms and conditions of the awards are qualified in their entirety by reference to the full text of such Notice of Restricted Stock Award and Restricted Stock Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

10.1                           Form of Notice of Restricted Stock Award and Restricted Stock Agreement

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Ernest R. Johnson
Ernest R. Johnson
Its:	Chief Executive Officer

Dated: June 14, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Notice of Restricted Stock Award and Restricted Stock Agreement